SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                                 JULY 5, 1996

                            TPI ENTERPRISES, INC.
            (Exact name of registrant as specified in its Charter)

               NEW JERSEY             0-7961            22-1899681
            (State or other      (Commission File     (IRS Employer
            jurisdiction of          Number)       Identification No.)
             incorporation)

                               3950 RCA BOULEVARD
                                   SUITE 5001
                           PALM BEACH GARDENS, FLORIDA            33401
                   (Address of principal executive officers)   (Zip Code)

                                  (407) 691-8800
                (Registrant's telephone number, including area code)

          ITEM 5.   OTHER EVENTS.

                    The parties in the matter Reading Company and James J. Cotter v. TPI Enterprises, Inc., 95 Civ. 1579
          (DLC), filed in the United States District Court Southern District of New York, reached a settlement on July 5, 1996, pursuant to which TPI Enterprises, Inc. paid to the plaintiffs $1.25 million in exchange for a full general release of all claims. The parties also entered into a stipulation of dismissal of the action with prejudice, which was filed with the court on July 8, 1996.


                                 SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI Enterprises, Inc.


                                        By:   /s/ Frederick W. Burford
                                            Frederick W. Burford
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Secretary

     Date:  July 9, 1996